UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23230

AlphaCentric Prime Meridian Income Fund
(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, New York 11743
(Address of principal executive offices) (Zip code)

George F. Amrhein, Jr.

36 North New York Ave

Huntington, New York 11743
(Name and address of agent for service)

(631) 629-4237

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)

Item 1. Reports to Stockholders.

AlphaCentric Prime Meridian Income Fund

Annual Report

September 30, 2021

You may elect to receive shareholder reports in paper free of charge. You can request to receive paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-888-910-0412 to let the Fund know of your request.

AlphaCentric Prime Meridian Income Fund

Table of Contents

Shareholder Letter	1

Expense Example	3

Investment Highlights	4

Portfolio Overview	5

Condensed Schedule of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	22

Additional Information	23

September 30, 2021

Dear AlphaCentric Prime Meridian Income Fund (“Fund”) Investor:

FUND OVERVIEW

At the end of September, the Fund held, directly or indirectly through a private investment fund, a portfolio of consumer and real estate bridge loans that comprised the majority of its assets, with the remainder held in cash and cash equivalents. All invested assets were sourced from five loan originators across the consumer and real estate lending platforms. The two consumer lending platforms, LendingClub and Moneylion, gave the Fund exposure to three different types of consumer loans and the three real estate originators, Patch of Land, Sharestates and Fund That Flip, provided access to first lien residential, multi-family and commercial bridge loans across the country. The Fund’s individual consumer loans had an average weighted FICO score of 699 across both traditional prime and near prime loan holdings (near prime being defined as loans with FICO scores between 620 and 659). Additionally, within the consumer asset class the Fund had exposure to a portfolio of domestic emerging creditor loans originated by an innovative loan originator that offers digital banking services. Finally, the Fund’s real estate bridge loans were sourced from three originators in different geographic areas and had a weighted average loan-to-value ratio of less than 65% across all positions. Across all consumer and real estate holdings, the Fund’s portfolio duration remained short, with a Macaulay duration (i.e., the weighted average term to maturity of cash flows from the portfolio) of just under 10 months.

Loan performance during the year was favorable, and attributable to quality loan underwriting and selection, as well as a favorable market environment from fiscal stimulus during the COVID-19 crisis. Consumer loan performance specifically benefited from favorable saving trends during the pandemic and positive real estate bridge loan performance partially reflected mobile work trends that have supported real estate prices in secondary markets. And while consumer and real estate loan delinquency was modestly higher recently as markets normalized, the fully collateralized nature of the real estate loans resulted in less performance impact to the Fund relative to uncollateralized consumer loans. As of this writing, the Fund’s 31+ day delinquency rate was 4.71%.

OUTLOOK

We expect the domestic economy to continue to improve and further benefit the Fund and credit-related holdings generally. And while interest rates are now expected to rise in the coming year, the modest amount of increase is likely a small benefit for loan portfolios as their correlation to the interest rate levels of other asset classes diminishes. Rising rates will also likely contribute to higher market volatility, especially within the fixed income asset class where the Fund has performed well relative to traditional fixed income benchmarks. Overall, we expect the Fund’s short-duration, high income portfolio to continue to be well positioned for the expected market environment. We plan to maintain, and opportunistically add to, existing exposures in both consumer and real estate loans through year-end.

Sincerely,

AlphaCentric Prime Meridian Income Fund Team

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.AlphaCentricFunds.com or call 1-888-910-0412. Please read the prospectus carefully before investing.

The Fund’s total returns for the YTD period ended 9/30/21, fiscal year ended 9/30/21 and for the period since inception through 9/30/21, as compared to the Fund’s benchmark indexes, were as follows:

	2021 YTD Ended	Fiscal Year Ended	Since Inception Annualized
	9/30/2021	9/30/2021	(12/31/2019)*
AlphaCentric Prime Meridian Income Fund	5.50%	6.97%	7.77%
Bloomberg U.S. High Yield Corporate Bond Index	4.53%	11.28%	6.67%
Bloomberg U.S. Credit 1-3 Year Index	0.35%	0.92%	2.29%

*	The Fund commenced operations on December 31, 2019.

Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the fund’s prospectus please call the fund, toll free at 1-888-910-0412. You can also obtain a prospectus at www.AlphaCentricFunds.com.

AlphaCentric Prime Meridian Income Fund

EXPENSE EXAMPLE

September 30, 2021 (Unaudited)

As a shareholder of AlphaCentric Prime Meridian Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2021, and held through the period ended September 30, 2021.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During the
	4/1/2021	9/30/2021	Ratio(a)	Period(a)
AlphaCentric Prime Meridian Income Fund
Actual	$1,000.00	$1,034.80	2.32%	$11.83
Hypothetical (5% return before expenses)	$1,000.00	$1,013.44	2.32%	$11.71

(a)	Expenses are equal to the Fund’s annualized expense ratio of 2.32%, multiplied by the average account value over the period beginning April 1, 2021 and ending September 30, 2021, multiplied by 183/365 to reflect the one-half year period.

AlphaCentric Prime Meridian Income Fund

INVESTMENT HIGHLIGHTS

September 30, 2021 (Unaudited)

Growth of a $10,000 Investment

Fund Performance Data

The Fund’s performance figures for the periods ended September 30, 2021, as compared to its benchmarks(c):

	Cumulative		Annualized
			Since
			Inception
	Six Months	One Year	(12/31/2019)
AlphaCentric Prime Meridian Income Fund	3.48%	6.97%	7.77%
Bloomberg U.S. High Yield Corporate Bond Index(d)	3.65%	11.28%	6.67%
Bloomberg U.S. Credit 1-3 Year Index(d)	0.38%	0.92%	2.29%

(c) Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(d) The Bloomberg U.S. High Yield Corporate Bond Index (formerly known as the Bloomberg Barclays U.S. High Yield Corporate Bond Index) measures the USD-denominated, high yield, fixed-rate corporate bond market. The Bloomberg U.S. Credit 1-3 Year Index (formerly known as the Bloomberg Barclays U.S. Credit 1-3 Year Index) measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate component and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Neither index reflects fees, taxes or expenses. A direct investment in an index is not possible.

AlphaCentric Prime Meridian Income Fund

PORTFOLIO OVERVIEW

September 30, 2021 (Unaudited)

Portfolio Allocation by Year of Scheduled Maturity(a)

(a)	Percentages are based on total net assets of the Fund. Please refer to the Condensed Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

(b)	“Other Loan Investments” categories represent the Fund’s holdings in a special purpose vehicle which provides exposure to an underlying pool of consumer loans. The year represents the year in which the lock-up period expires for each respective investment.

Fund Performance Data

The Fund’s performance figures for the periods ended September 30, 2021, as compared to its benchmarks(c):

	Cumulative		Annualized
			Since
			Inception
	Six Months	One Year	(12/31/2019)
AlphaCentric Prime Meridian Income Fund	3.48%	6.97%	7.77%
Bloomberg U.S. High Yield Corporate Bond Index(d)	3.65%	11.28%	6.67%
Bloomberg U.S. Credit 1-3 Year Index(d)	0.38%	0.92%	2.29%

(c)	Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

(d)	The Bloomberg U.S. High Yield Corporate Bond Index (formerly known as the Bloomberg Barclays U.S. High Yield Corporate Bond Index) measures the USD-denominated, high yield, fixed-rate corporate bond market. The Bloomberg U.S. Credit 1-3 Year Index (formerly known as the Bloomberg Barclays U.S. Credit 1-3 Year Index) measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate component and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Neither index reflects fees, taxes or expenses. A direct investment in an index is not possible.

AlphaCentric Prime Meridian Income Fund CONDENSED SCHEDULE OF INVESTMENTS September 30, 2021

		Original
		Acquisition	Principal
	Platform	Date	Amount	Cost	Fair Value
WHOLE LOANS - 19.3%
Consumer Loans - 19.3% (a)
Other Consumer Loans, 17.26%, 11/07/22 - 01/13/26 (b)(c)	LendingClub		$1,040,917	$980,021	$950,579
Total Whole Loans				980,021	950,579

BRIDGE LOANS - 55.8%
Real Estate Loans - 55.8% (a)(d)
41159, 8.50%, 03/11/22	Fund That Flip	03/29/21	58,000	58,000	56,852
40969, 9.00%, 10/05/22	Fund That Flip	04/09/21	50,000	50,000	50,480
39753, 9.00%, 01/15/22	Fund That Flip	03/24/21	50,000	50,000	50,089
20454, 9.50%, 08/31/22	Sharestates	09/07/21	50,000	50,000	49,937
40671, 8.75%, 09/19/22	Fund That Flip	03/29/21	50,000	50,000	49,272
39028, 8.75%, 04/30/22	Fund That Flip	04/01/21	50,000	50,000	49,056
41751, 9.00%, 04/07/22	Fund That Flip	04/09/21	50,000	50,000	49,047
39301, 9.50%, 05/26/22	Fund That Flip	03/31/21	50,000	50,000	49,037
41289, 8.50%, 03/22/22	Fund That Flip	03/29/21	50,000	50,000	49,011
41154, 8.50%, 03/12/22	Fund That Flip	03/24/21	50,000	50,000	48,990
40623, 8.25%, 12/02/21	Fund That Flip	03/25/21	50,000	50,000	48,805
41539, 8.75%, 12/30/21	Fund That Flip	04/06/21	50,000	50,000	48,776
40785, 8.25%, 11/25/21	Fund That Flip	03/29/21	50,000	50,000	48,726
41131, 8.50%, 11/26/21	Fund That Flip	03/25/21	50,000	50,000	48,674
19690, 9.00%, 08/31/22	Sharestates	03/12/21	45,000	45,000	45,184
19683, 9.25%, 12/31/21	Sharestates	03/12/21	45,000	45,000	45,029
19684, 10.50%, 02/28/22	Sharestates	03/12/21	45,000	45,000	45,003
41250, 10.00%, 10/27/21	Fund That Flip	07/19/21	40,000	40,000	40,451
41923, 10.00%, 12/10/21	Fund That Flip	07/19/21	40,000	40,000	40,451
19682, 8.75%, 09/30/25	Sharestates	03/12/21	40,000	40,000	39,866
42887, 8.50%, 07/09/22	Fund That Flip	07/19/21	40,000	40,000	39,693
19711, 11.00%, 06/30/22	Sharestates	03/17/21	40,000	40,000	37,137
20327, 9.25%, 01/31/22	Sharestates	07/28/21	37,000	37,000	36,911
40833, 8.75%, 03/18/22	Fund That Flip	04/22/21	36,000	36,000	35,333
20208, 10.00%, 02/28/22	Sharestates	06/29/21	35,000	35,000	34,975
20347, 9.00%, 07/31/22	Sharestates	07/30/21	35,000	35,000	34,958
19965, 10.00%, 12/31/21	Sharestates	04/30/21	35,000	35,000	34,686
42370, 10.00%, 11/11/21	Fund That Flip	07/08/21	35,000	35,000	34,461
41710, 9.25%, 04/15/22	Fund That Flip	04/22/21	35,000	35,000	34,358
41746, 8.50%, 01/12/22	Fund That Flip	04/22/21	35,000	35,000	34,275
184335088, 9.30%, 09/01/22	Patch of Land	01/29/21	34,225	34,225	34,211
20007, 9.00%, 05/31/22	Sharestates	05/13/21	32,000	32,000	32,122
19675, 9.25%, 01/31/22	Sharestates	03/09/21	31,000	31,000	30,994
41783, 8.50%, 10/13/21	Fund That Flip	04/23/21	30,000	30,000	30,316
19403, 8.75%, 06/30/22	Sharestates	01/07/21	30,000	30,000	30,071
42375, 9.00%, 07/15/22	Fund That Flip	09/30/21	30,000	30,000	30,000
184335067, 9.10%, 12/01/21	Patch of Land	01/19/21	30,000	30,000	29,987
19476, 8.75%, 01/31/22	Sharestates	01/21/21	30,000	30,000	29,968
39333, 8.50%, 04/15/22	Fund That Flip	08/31/21	30,000	30,000	29,893
19048, 9.25%, 12/31/21	Sharestates	09/28/20	30,000	30,000	29,893
43347, 8.75%, 08/03/22	Fund That Flip	08/16/21	30,000	30,000	29,848
43028, 8.75%, 07/29/22	Fund That Flip	08/16/21	30,000	30,000	29,844
18070, 8.75%, 12/31/21	Sharestates	02/24/20	30,000	30,000	29,842
19223, 10.00%, 11/30/21	Sharestates	11/18/20	30,000	30,000	29,838
41515, 9.25%, 06/23/22	Fund That Flip	08/16/21	30,000	30,000	29,829
42127, 8.75%, 04/30/22	Fund That Flip	05/06/21	30,000	30,000	29,503
41164, 8.50%, 04/14/22	Fund That Flip	04/23/21	30,000	30,000	29,492

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund CONDENSED SCHEDULE OF INVESTMENTS (continued) September 30, 2021

		Original
		Acquisition	Principal
	Platform	Date	Amount	Cost	Fair Value
	Fund That Flip,
	Patch of Land,
Other Real Estate Loans, 9.38%, 10/03/21 - 09/30/25 (b)	Sharestates		953,500	953,500	928,222
Total Bridge Loans				2,796,725	2,753,396

OTHER LOAN INVESTMENTS - 12.5%
Private Investment Funds - 12.5% (a)(e)
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 11.50% (f)	MoneyLion	02/14/20	250,000	250,000	257,109
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 10.50% (g)	MoneyLion	03/12/21	300,000	300,000	308,403
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 10.50% (h)	MoneyLion	09/30/21	50,000	50,000	50,227
Total Other Loan Investments				600,000	615,739

Total Investments - 87.6%				4,376,746	4,319,714

Other Assets in Excess of Liabilities - 12.4%					611,394

TOTAL NET ASSETS - 100.0%					$4,931,108

The Condensed Schedule of Investments provides information regarding the 50 largest investments and summarized information regarding other investments at September 30, 2021. For individual investments disclosed, the description includes the unique loan identification number.

(a)	Fair valued by a third party pricing service using unobservable inputs and subject to review by AlphaCentric Advisors LLC (the “Advisor”) pursuant to policies approved by the Board of Trustees of the Fund.

(b)	Rate presented is a weighted average interest rate for loans in this category.

(c)	Includes investments that are non-income producing.

(d)	Short-term loans backed by single-family, multi-family and commercial properties.

(e)	Underlying holdings are comprised of consumer loans.

(f)	The investment has a two-year lock-up period expiring on February 14, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

(g)	The investment has a one-year lock-up period expiring on March 12, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

(h)	The investment has a one-year lock-up period expiring on October 1, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

Past-Due Loans Table
	Principal Amount	Fair Value
WHOLE LOANS - 0.50%
Consumer Loans - 0.50% (i)
LendingClub	$66,139	$24,495
Total Whole Loans	$66,139	$24,495

BRIDGE LOANS - 11.11%
Real Estate Loans - 11.11% (i)
Fund That Flip	$210,000	$211,787
Patch of Land	75,000	70,302
Sharestates	285,000	265,819
Total Bridge Loans	$570,000	$547,908

(i)	Calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS:
Investments, at fair value (cost $4,376,746)	$4,319,714
Cash and cash equivalents	881,476
Receivable for Fund shares sold	49,976
Receivable from platforms	1,170
Interest receivable	44,397
Receivable from Advisor	58,202
Prepaid expenses and other assets	10,158
Total assets	5,365,093

LIABILITIES:
Payable for Fund shares repurchased	250,000
Accrued fund administration and accounting fees	16,891
Accrued professional fees	143,275
Other accrued expenses	23,819
Total liabilities	433,985

Net Assets	$4,931,108

NET ASSETS CONSIST OF:
Paid in capital	$5,069,544
Total accumulated deficit	(138,436)
Net Assets	$4,931,108

NET ASSET VALUE PER SHARE:
513,636 shares issued and outstanding, no par value, 25,000,000 authorized shares	$9.60

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF OPERATIONS

For the Year
Ended
September 30, 2021
INVESTMENT INCOME:
Interest income	$509,294
Total investment income	509,294

EXPENSES:
Investment advisory fees	60,927
Professional fees	267,729
Fund administration and accounting fees	101,022
Transfer agent fees	53,433
Custody fees	37,599
Trustees’ fees and related expenses	34,000
Reports to shareholders	19,889
Loan servicing fees	14,982
Offering costs	9,942
Federal and state registration fees	6,697
Tax expense	32
Other expenses	37,126
Total expenses before reimbursement	643,378
Reimbursement of expenses by Advisor	(549,158)
Net expenses	94,220

Net Investment Income	415,074

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(122,359)
Net change in unrealized depreciation on investments	(11,628)

Net Realized and Unrealized Loss on Investments	(133,987)

Net Increase in Net Assets Resulting from Operations	$281,087

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Year	December 31, 2019(1)
	Ended	through
	September 30, 2021	September 30, 2020
OPERATIONS:
Net investment income	$415,074	$182,851
Net realized loss on investments	(122,359)	—
Net change in unrealized depreciation on investments	(11,628)	(45,404)
Net increase in net assets resulting from operations	281,087	137,447

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions resulting from operations	(408,132)	(160,166)
Net decrease in net assets resulting from distributions paid	(408,132)	(160,166)

CAPITAL SHARE TRANSACTIONS:
Shares sold	2,339,441	2,520,716
Reinvestment of distributions	284,467	86,263
Shares repurchased	(250,015)	—
Net increase in net assets resulting from capital share transactions	2,373,893	2,606,979

Total Increase in Net Assets	2,246,848	2,584,260

NET ASSETS:
Beginning of Period	2,684,260	100,000
End of Period	$4,931,108	$2,684,260

TRANSACTIONS IN SHARES:
Shares sold	239,768	261,729
Reinvestment of distributions	29,433	8,749
Shares repurchased	(26,043)	—
Net increase in shares outstanding	243,158	270,478

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
STATEMENT OF CASH FLOWS

For the Year
Ended
September 30, 2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$281,087
Adjustments to reconcile the change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(4,047,386)
Proceeds from principal paydowns	1,968,465
Proceeds from principal recovery	11,057
Net accretion of discounts	(52,619)
Amortization of deferred offering costs	9,942
Net realized loss from investments	122,359
Net change in unrealized depreciation on investments	11,628
Changes in operating assets and liabilities:
Receivable from platforms	31,806
Interest receivable	(14,828)
Receivable from Advisor	32,495
Prepaid expenses and other assets	(2,233)
Due to affiliates	(9,942)
Accrued fund administration and accounting fees	204
Accrued professional fees	1,767
Other accrued expenses	1,507
Net cash used in operating activities	(1,654,691)

CASH FLOWS FROM FINANCING ACTIVITIES:
Subscriptions, net of receivables	2,289,450
Distributions, net of reinvestments	(123,665)
Net cash provided by financing activities	2,165,785

NET CHANGE IN CASH AND CASH EQUIVALENTS	511,094
Cash and cash equivalents at beginning of period	370,382
Cash and cash equivalents at end of period	$881,476

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund
FINANCIAL HIGHLIGHTS

			For the Period
	For the Year		December 31, 2019(1)
	Ended		through
	September 30, 2021		September 30, 2020
Net Asset Value, Beginning of Period	$9.92		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	1.00		0.93
Net realized and unrealized loss on investments	(0.34)		(0.29)
Total Income from Investment Operations	0.66		0.64

LESS DISTRIBUTIONS:
From net investment income	(0.98)		(0.72)
Total Distributions	(0.98)		(0.72)

Net Asset Value, End of Period	$9.60		$9.92

Total Return(3)	6.97%		6.57	% (4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,931		$2,684
Ratio of expenses to average net assets
Before waivers and reimbursements	15.84%		32.36	% (5)
Net of waivers and reimbursements	2.32	% (6)	2.41	% (5)(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(3.30)%		(17.50	)% (5)
Net of waivers and reimbursements	10.22%		12.45	% (5)
Portfolio turnover rate	53%		27	% (4)

(1)	Commenced operations on December 31, 2019.

(2)	Per share net investment income has been calculated using the daily average share method.

(3)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and repurchase on the last day of the period at net asset value.

(4)	Not annualized.

(5)	Annualized.

(6)	Includes loan servicing fees of 0.37% and tax expense of less than 0.01% that are not subject to the Expense Limitation Agreement. See Note 4.

(7)	Includes loan servicing fees of 0.46% that are not subject to the Expense Limitation Agreement. See Note 4.

The accompanying notes are an integral part of these financial statements.

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1.	Organization

AlphaCentric Prime Meridian Income Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 16, 2016. The Fund commenced operations on December 31, 2019, and operates pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Declaration of Trust or unless and until required by law.

The Fund is operated as an interval fund in accordance with rule 23c-3 under the 1940 Act, pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval by the Fund’s Board of Trustees (“Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline.

The Fund’s investment objective is to seek current income. The Fund seeks to achieve its investment objective by investing, directly or indirectly, in loans to consumers, small- and mid-sized companies, and other borrowers (including loans backed by real estate) originated through online platforms that provide a marketplace for lending (“Marketplace Loans”). The Fund currently anticipates that its Marketplace Loan investments will originate predominantly from lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. The Fund may also invest in receivables or merchant cash advances that are originated from lending platforms (“Marketplace Receivables”).

AlphaCentric Advisors LLC (the “Advisor”), a Delaware limited liability company, serves as the Fund’s investment advisor. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Prime Meridian Capital Management, LLC, a Nevada limited liability company, serves as sub-advisor (the “Sub-Advisor”) to the Fund. Under the general oversight by the Fund’s Board and supervision by the Advisor, the Sub-Advisor is responsible for the day-to-day management of the Fund’s investment portfolio. Both the Advisor and Sub-Advisor are registered as investment advisors under the Investment Advisers Act of 1940, as amended.

The Board is responsible for overseeing the management and operations of the Fund on behalf of the Fund’s shareholders. The Board is composed of three independent trustees. Among other things, the Board adopts the investment and other policies of the Fund, appoints officers to manage the Fund’s day-to-day operations, selects the Fund’s investment advisors and other service providers and approves their fees, provides ongoing oversight of the performance of the Fund and its service providers, and oversees conflicts of interest as well as the Fund’s compliance program.

2.	Significant Accounting Policies

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The Fund’s financial statements are stated in U.S. dollars.

a) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

b) Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Cash equivalents are recorded at fair value and considered Level 1 securities in the fair value hierarchy. As of September 30, 2021, cash equivalents consisted of $881,476 held in the U.S. Bank Money Market Deposit Account (“MMDA”). The MMDA bears interest at a variable rate that is determined based on market conditions and may change daily and by any amount. At September 30, 2021, the interest rate for the MMDA was 0.01%.

c) Receivable from Platforms

Receivable from platforms represents cash held in collection accounts at lending platforms.

d) Offering Costs

Offering costs, such as federal and state registration fees, are included in prepaid expenses and other assets in the Statement of Assets and Liabilities. Offering costs are deferred and amortized over a twelve month period using the straight line method.

e) Distribution of Income and Gains

The Fund declares and makes distributions of investment company taxable income after payment of the Fund’s operating expenses at least quarterly and net capital gains annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions are recorded on the ex-dividend date.

The tax character of distribution paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term realized capital gains being treated as ordinary income for tax purposes.

f) Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Interest income is net of amortization/accretion of any premiums/discounts, if any, from loan purchases. The changes in fair value of the Marketplace Loans are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investments in Marketplace Loans is calculated using specific identification. The Fund’s policy is to place loans on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund will generally charge off a loan if (i) the platform charges off the loan, or (ii) the Advisor has determined that the loan does not have a recoverable value. Charge offs of outstanding principal balances are included in net realized gain (loss) from investments in the Statement of Operations.

g) Investment Transactions

Investment transactions are recorded on the trade date.

3.	Portfolio Valuation and Fair Value Measurements

The Board has adopted Valuation Procedures pursuant to which the Fund values its investments (the “Valuation Procedures”) to ensure investments are valued in a manner consistent with U.S. GAAP as required by the 1940 Act. The Board has delegated to the Fund’s Valuation Committee (the “Valuation Committee”) the responsibility for implementing the Valuation Procedures.

The vast majority of the Fund’s holdings are loans sourced through Marketplace Loans for which market quotations are not readily available. As of September 30, 2021, the Fund’s holdings were comprised of consumer and real estate loans and Private Investment Funds that provide exposure to underlying pools of consumer loans. The Fund has engaged a third party pricing service (“Valuation Service Provider”) to provide the fair value of the Fund’s Marketplace Loan holdings. The Valuation Service Provider’s proprietary pricing procedures utilize, among other inputs, a discounted cash flow

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

approach that utilizes historical data received from the clients/platforms, as well as proprietary loan level models and roll rates and simulation-based FICO migration matrix and logistic regression models based on historical data of similar investments in loan/borrower (or receivable/account debtor) characteristics, which estimate forecasted contractual cash flows for each loan or receivable for its remaining life, and which incorporate adjustments for risk factors (such as default and prepayment, as applicable). The Valuation Service Provider has also been engaged by the Fund to provide the fair value of the Fund’s investments in Private Investment Funds, which are facility -style investments with underlying loan collateral. For the valuation of facility-style investments, the Valuation Service Provider also utilizes a discounted cash flow approach that utilizes collateral values to forecast losses at the facility-level based on whether the collateral values are expected to sufficiently cover the facility’s interest and principal payments. Management monitors the change in collateralization level of the facility since the origination date and the performance of the facility relative to initial expectations, as well as the change in rates of return required by investors in comparable debt instruments since the origination date. The forecasted cashflows as of the valuation date are discounted at a new risk-adjusted rate. The Advisor and Sub-Advisor monitor the application of the valuation methodology and consult with the Valuation Service Provider to ensure proper valuation of the Fund’s holdings. The NAV of shares of the Fund is determined daily. The Fund has adopted a valuation policy which states that the unit of account is at the individual loan level and fair valuation will be performed using inputs which incorporate borrower-level data that is updated as often as the NAV is calculated to reflect new information regarding the borrower and loan.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 Inputs — Quoted prices in active markets for identical securities that the Fund has the ability to access

Level 2 Inputs — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data

Level 3 Inputs — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following is a summary of inputs used to value the Fund’s investments as of September 30, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Whole Loans Consumer Loans	$—	$—	$950,579	$950,579
Bridge Loans Real Estate Loans	—	—	2,753,396	2,753,396
Other Loan Investments Private Investment Funds	—	—	615,739	615,739
Total	$—	$—	$4,319,714	$4,319,714

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

The following is a reconciliation of Level 3 investments for the year ended September 30, 2021:

	Consumer	Real Estate	Private
	Loans	Loans	Investment Funds
Beginning Balance – October 1, 2020	$1,004,704	$1,023,514	$305,000
Acquisitions	784,959	2,962,427	300,000
Paydowns	(768,788)	(1,199,677)	—
Net realized losses	(133,416)	—	—
Change in unrealized appreciation/depreciation	10,501	(32,868)	10,739
Accretion of discounts	52,619	—	—
Ending Balance – September 30, 2021	$950,579	$2,753,396	$615,739
Change in unrealised appreciation/deprecation on investments still held at September 30, 2021	$(28,491)	$(38,680)	$10,739

The following is a summary of quantitative information about the significant unobservable valuation inputs for Level 3 investments held as of September 30, 2021:

	Fair Value as of
	September 30,	Valuation			Weighted
Type of Investment	2021	Techniques	Unobservable Inputs	Range	Average
Consumer Loans	$950,579	Discounted	Loss-Adjusted Discount Rate;	1.75%-47.71%	13.27%
		Cash Flow	Projected Loss Rate	0.00%-100.00%	16.65%
Real Estate Loans	2,753,396	Discounted	Loss-Adjusted Discount Rate;	1.94%-10.66%	5.72%
		Cash Flow	Projected Loss Rate	0.00%-0.89%	0.36%
Private Investment Funds	615,739	Discounted	Loss-Adjusted Discount Rate	5.23%-5.23%	5.23%
		Cash Flow
Total	$4,319,714

During the year ended September 30, 2021, the Fund had charge offs of $133,416 of outstanding principal on the loans and recoveries of $11,057, which resulted a net charge offs of $122,359. As of September 30, 2021, there were two loans placed on non-accrual status with a fair value of $2,118.

4.	Management Fee, Related Party Transactions and Other

The Fund entered into a management agreement (the “Management Agreement”) with the Advisor. Under the terms of the Management Agreement, the Fund compensates the Advisor for its services at the annual rate of 1.50% of the Fund’s average daily net assets, payable on a monthly basis in arrears. The Sub-Advisor is paid by the Advisor, not the Fund. For the year ended September 30, 2021, the Fund incurred management fees of $60,927.

The Fund entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Advisor. Pursuant to the Expense Limitation Agreement, the Advisor has agreed to waive its fees and/or pay Fund expenses to the extent necessary to limit the annual Fund operating expenses (which includes the Fund’s organizational and offering expenses (other than related legal fees which are paid by the Advisor) and ordinary operating expenses such as advisory fees, but excluding acquired fund fees and expenses, distribution fees, loan servicing fees, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, as well as non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses or Fund organization costs), to the extent that such Fund annual operating expenses exceed 1.95% of the Fund’s average daily net assets. The Expense Limitation Agreement will remain in effect until at least January 31, 2022, unless and until the Board approves its modification or termination. During the initial or any renewal term, the agreement may be terminated only with the approval of the Board. In consideration of the Advisor’s agreement to limit the annual Fund operating expenses, the Expense Limitation Agreement also provides that the Advisor may recoup from the Fund: (1) any fees waived and/or expenses paid pursuant to the agreement for a period of up to three years from the date of the waiver and/or expense payment, and (2) any organizational and offering expenses of the Fund (excluding legal fees incurred in connection with the organization and initial offering of the Fund) paid by the Advisor prior to the commencement of operations of the

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

Fund for a period of up to three years from the day the Fund commenced operations, provided such recoupment does not cause the annual Fund operating expenses to exceed the expense limit in effect when the fees were waived or expenses paid, or the expense limit in effect at the time of the recoupment.

Through commencement of the Fund’s operations on December 31, 2019, the Advisor incurred organizational and offering costs on behalf of the Fund of $72,843 and $39,548, respectively. The Advisor has agreed to permanently waive the right to recoup $50,850 of the organizational costs incurred, and the remainder of the organizational and offering costs are subject to the recoupment provisions of the Expense Limitation Agreement. Organizational expenses are recorded as they are incurred and offering costs are amortized over the twelve months from the later of the commencement of the Fund’s operations or when incurred. The recoupment period for the unwaived organizational expenses incurred through December 31, 2019 expires on December 31, 2022. Since inception of the Fund, $1,026,289 of organizational and operating expenses have been waived or reimbursed and are subject to potential recovery.

	Expiring During the	Expiring During the
Expiring	Fiscal Year Ending	Fiscal Year Ending
December 31, 2022	September 30, 2023	September 30, 2024	Total
$37,215	$439,916	$549,158	$1,026,289

As of September 30, 2021, the Advisor believes that the likelihood of recoupment of fees is not probable.

U.S. Bank Global Fund Services serves as Administrator, Accounting Agent, and Transfer Agent. Millennium Trust Company, LLC and U.S. Bank, N.A. serve as custodians for the securities and cash, respectively, of the Fund’s portfolio. Effective October 29, 2021, LendingClub Bank serves as custodian for the Fund’s cash maintained in transactional operating accounts on the LendingClub platform.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Fund with various management and legal services pursuant to a Management Services Agreement with the Fund. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best effort basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares. In reliance on Rule 415 under the Securities Act of 1933, the Fund intends to offer to sell its shares, on a continual basis, through the Distributor.

5.	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has no examinations in progress.

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

At September 30, 2021, the components of accumulated earnings and cost of investments on a tax basis were as follows:

Tax cost of investments	$4,335,791
Gross unrealized appreciation	$56,694
Gross unrealized depreciation	(72,771)
Net unrealized depreciation	(16,077)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Other accumulated losses	(122,359)
Total accumulated losses	$(138,436)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the investments in private investment funds.

At September 30, 2021, the Fund had long-term capital loss carryforwards and short-term capital loss carryforwards that will not expire of $87,119 and $35,240, respectively.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of the distributions paid during the fiscal year ended September 30, 2021, and the fiscal period ended September 30, 2020, were as follows:

	September 30,	September 30,
Distributions paid from:	2021	2020
Ordinary income	$397,124	$160,166
Return of Capital	11,008	—
Total	$408,132	$160,166

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on NAV per share. For the fiscal year ended September 30, 2021, the following table shows the reclassifications made among tax components:

Paid in capital	$(11,008)
Total accumulated deficit	$11,008

These differences primarily relate to recharacterization of non-recoupable organizational costs in the Fund.

6.	Investment Transactions

Investment transactions for the year ended September 30, 2021, excluding U.S. Government Obligations and short-term investments, were as follows:

Purchases of Long-Term Investments	$4,047,386
Proceeds from Principal Paydowns	$1,968,465

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

7.	Distribution and Shareholder Services Plans

The Fund has adopted a distribution plan (the “Distribution Plan”). The Fund is authorized under the Distribution Plan to pay to the Distributor a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it undertakes to comply with the terms of Rule 12b-1. Under the Distribution Plan, the Fund would pay the Distributor a distribution fee at an annual rate of up to 0.75% of average daily net assets. As of September 30, 2021, the Fund has not implemented the Distribution Plan or imposed any distribution fees.

The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services to shareholders. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund, the Advisor, or Sub-Advisor may reasonably request. Under the Shareholder Services Plan, the Fund may incur expenses on an annual basis up to 0.25% of its average daily net assets. As of September 30, 2021, the Fund has not implemented the Shareholder Services Plan or imposed any shareholder servicing fees.

8.	Risk Considerations

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following:

a) Marketplace Loan Risk

Marketplace Loans are generally not rated and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made.

b) Default Risk

The ability of the Fund to generate income through its investment in Marketplace Loans is dependent upon payments being made by the borrower underlying such Marketplace Loans. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

c) Prepayment Risk

In the event of a prepayment of all or a portion of the remaining unpaid principal amount of a loan to which the Fund has investment exposure, the Fund will receive such prepayment but further interest will cease to accrue on the prepaid portion of the loan after the date of the prepayment.

d) Private Investment Risk

The Fund, as a holder of securities issued by private investment funds, will bear a portion of the private funds’ expenses. These indirect costs may include management fees and performance fees paid to the private investment fund’s advisor or its affiliates. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to shareholders.

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

e) Platform Concentration Risk

A substantial portion of the Fund’s Marketplace Loan investments have originated from a limited number of platforms. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms.

f) Servicer Risk

The Fund expects that all of its direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

g) Impact of COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of each of the Fund’s investments. In addition, the COVID-19 pandemic has produced a broad range of emergency legislation, orders, regulations and regulatory guidance that could adversely impact the value of the Fund’s investments.

h) Valuation Risk

Many of the Fund’s investments may be difficult to value. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Amounts ultimately realized by the Fund on such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

9.	Repurchase Offers

As noted above, the Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the Fund’s shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined below), or the next business day if the 14th is not a business day (each such pricing date, a “Repurchase Pricing Date”) . Repurchases are recorded on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).

During the year ended September 30, 2021, the Fund completed four repurchase offers. In each offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the applicable Repurchase Pricing Date. The results of the repurchase offers are as follows:

			Repurchase				Amount
Commencement	Repurchase	Repurchase	Offer	Shares	Amount	Shares	Paid for
Date	Request Deadline	Pricing Date	Amount	Tendered	Tendered	Repurchased	Repurchase
December 1, 2020	December 28, 2020	January 11, 2021	5%	0	$0.00	0	$0.00
March 1, 2021	March 26, 2021	April 9, 2021	5%	0	$0.00	0	$0.00
June 1, 2021	June 25, 2021	July 9, 2021	5%	0	$0.00	0	$0.00
August 30, 2021	September 24, 2021	October 8, 2021	5%	26,042	$250,000	26,042	$250,000

AlphaCentric Prime Meridian Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2021

10.	Commitments and Contingencies

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

AlphaCentric Prime Meridian Income Fund

September 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AlphaCentric Prime Meridian Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AlphaCentric Prime Meridian Income Fund (the “Fund”), including the condensed schedule of investments, as of September 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for year ended September 30, 2021 and the period from December 31, 2019 (commencement of operations) to September 30, 2020, the financial highlights for the year ended September 30, 2021 and the period from December 31, 2019 (commencement of operations) to September 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year ended September 30, 2021 and the period from December 31, 2019 (commencement of operations) to September 30, 2020, and the financial highlights for the year ended September 30, 2021 and the period from December 31, 2019 (commencement of operations) to September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the custodian and servicers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA

November 23, 2021

We have served as the auditor of the Fund since 2019.

AlphaCentric Prime Meridian Income Fund
ADDITIONAL INFORMATION (Unaudited)

Trustees and Officers as of September 30, 2021

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Each Trustee serves for an indefinite term. Information pertaining to the Trustees and officers of the Fund is set forth below. Unless otherwise noted, the business address of each person listed below is c/o AlphaCentric Prime Meridian Income Fund, 36 North New York Avenue, Huntington, NY 11743. Each officer is elected annually by the Board and does not receive compensation from the Fund. Each Trustee and several officers also serve in the same capacity for Mutual Fund and Variable Insurance Trust and Strategy Shares, each an open-end investment company many of whose series are managed by an affiliate of the Advisor. Collectively, the Fund, Mutual Fund and Variable Insurance Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, and the TCG Financial Series Trusts I-X, constitute the “Fund Complex.” The SAI includes additional information about the Fund’s Trustees and officers and is available without charge, upon request by calling 1-888-910-0412.

Independent Trustees

Name, Address and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2018	Managing Member, Genovese Family Enterprises, LLC (real estate firm) since 1999; Managing member, Bear Properties, LLC (real estate firm) since 2006; Managing member, PTL Real Estate, LLC (real estate/investment firm), 2000-2019.	52	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust and Strategy Shares since 2016; Lead independent Trustee and Chairman of Audit Committee, Mutual Fund Series Trust since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust since 2010; Trustee, M3Sixty Funds since 2016.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit, Risk and Compliance Committees since 2018 Chair of Investment Committee since 2020	Attorney, private practice since 2011.	13	Chair of the Audit and Risk and Compliance Committees and Trustee since 2016, and Chair of the Investment Committee since 2020, Mutual Fund and Variable Insurance Trust and Strategy Shares; Trustee, TCG Financial Series Trusts I-X since 2015.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2018	Business Control & Risk Management Advisor, Santander Bank, since 2019; Quality Control Advisor, Santander Bank, 2016-2019; Credit risk review analyst, Santander Holdings USA, 2015-2016.	13	Trustee, Mutual Fund and Variable Insurance Trust and Strategy Shares since 2016.

AlphaCentric Prime Meridian Income Fund
ADDITIONAL INFORMATION (continued) (Unaudited)

Officers

Name, Address and Age	Position(s) Held with the Fund	Term of and Length Served	Principal Occupation(s) During Past 5 Years
George Amrhein Year of Birth: 1951	President	Since 2018	AlphaCentric Advisors, LLC: Head of Business Development, 2014-2016; Director of Investment, 2017- 2019; and NFA Liaison since 2019. Catalyst Capital Advisors LLC: Head of Business Development, 2013-2016; Director of Risk Management, 2015-2017; and Director of Investment, Risk and Compliance since 2017. Rational Advisors, Inc.: Head of Business Development, 2016; Director of Risk Management, 2016-2017; and Director of Investment, Risk and Compliance since 2017. Beacon Advisors LLC: President since 1996.
Michael Schoonover 53 Palmeras St. Suite 601, San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 2021	Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013-May 2021; President, MFund Distributors LLC since January 2020; Catalyst International Advisors LLC, COO, 2019-2021, Chief Executive Officer since 2021; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016-2018.
Peter Lowden 200 South Virginia Street Reno, NV 89501 Year of Birth: 1966	Treasurer	Since 2018	Managing Director and Co-Portfolio Manager, Prime Meridian Capital Management, LLC since 2015.
Shun Yin Ho 2020 E. Financial Way, Suite 100 Glendora, CA 91741 Year of Birth: 1980	Assistant Treasurer	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC since 2020; Compliance Officer, U.S. Bancorp Fund Services, LLC, 2015-2020.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since 2018	Director of Compliance Services, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since 2018	Director of Legal Services, MFund Services LLC since 2012.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-910-0412 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Part F of Form N-PORT is available without charge, upon request, by calling 1-888-910-0412, or on the Fund’s website at http://www.alphacentricfunds.com.

Investment Advisor
AlphaCentric Advisors LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

Investment Sub-Advisor
Prime Meridian Capital Management, LLC
2121 N. California Blvd, Suite 830
Walnut Creek, CA 94596

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 Mission Street,
San Francisco, CA 94105

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Custodians
Millennium Trust Company
2001 Spring Road, Suite 700
Oak Brook, IL 60523

U.S. Bank, National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Fund Administrator and Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (“Board”) has determined that the registrant does not have an audit committee financial expert. The Board has concluded that the audit committee members, as a group, are sufficiently experienced in matters related to financial reporting to perform the functions necessary under the Audit Committee Charter.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for the fiscal periods for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $73,500

Fiscal year from 10/1/2020 to 9/30/2021: $83,300

(b) Audit-Related Fees. There were no fees billed in the fiscal periods for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $0

Fiscal year from 10/1/2020 to 9/30/2021: $0

(c) Tax Fees. The aggregate fees billed or expected to be billed for the fiscal periods for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $6,300

Fiscal year from 10/1/2020 to 9/30/2021: $6,300

(d) All Other Fees. The aggregate fees billed for the fiscal periods for professional services rendered by the principal accountant related to the registrant’s Form N-2/A filing and issuance of related consent letter are as follows:

Fiscal period from 12/31/2019 (inception date) to 9/30/2020: $2,500

Fiscal year from 10/1/2020 to 9/30/2021: $2,500

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for each of the last two fiscal periods are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s advisor.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
WHOLE LOANS - 19.3%
Consumer Loans - 19.3% (a)
171647609, 15.40%, 11/20/23	LendingClub	11/20/20	$2,453	$2,385	$2,359
171949148, 14.71%, 11/16/23	LendingClub	11/16/20	5,276	5,096	5,050
171975587, 15.40%, 12/02/25	LendingClub	12/02/20	16,223	15,261	15,169
172061073, 16.08%, 11/18/23	LendingClub	11/18/20	7,684	7,277	7,251
172062950, 14.71%, 11/17/23	LendingClub	11/17/20	5,780	5,546	5,505
172124627, 14.02%, 11/19/23	LendingClub	11/19/20	4,577	4,363	4,344
172171302, 15.40%, 11/23/23	LendingClub	11/23/20	9,557	9,110	9,057
172410090, 16.08%, 12/04/25	LendingClub	12/04/20	8,959	8,484	8,415
172450861, 14.02%, 12/03/25	LendingClub	12/03/20	17,941	16,086	16,105
172526594, 16.08%, 12/03/25	LendingClub	12/03/20	8,992	8,515	8,449
172930301, 17.30%, 01/07/26	LendingClub	01/07/21	9,108	8,926	8,697
172953769, 10.81%, 01/04/24	LendingClub	01/04/21	7,258	7,133	7,114
173001562, 9.56%, 01/04/24	LendingClub	01/04/21	9,621	9,237	9,266
173189961, 13.33%, 01/04/24	LendingClub	01/04/21	8,108	7,955	7,837
173230532, 16.08%, 12/29/23	LendingClub	12/29/20	9,516	9,096	9,038
173245923, 15.40%, 01/04/26	LendingClub	01/04/21	13,598	13,256	13,083
173275380, 18.24%, 01/13/26	LendingClub	01/13/21	9,037	8,269	8,139
173282489, 14.71%, 01/07/24	LendingClub	01/07/21	4,884	4,811	4,736
173331051, 14.71%, 12/29/23	LendingClub	12/29/20	4,898	4,682	4,649
173338471, 20.74%, 01/13/26	LendingClub	01/13/21	16,597	15,768	15,466
173339982, 18.24%, 12/31/23	LendingClub	12/31/20	8,244	7,703	7,601
173344582, 16.08%, 01/05/24	LendingClub	01/05/21	9,807	9,287	9,232
173358800, 19.95%, 01/13/24	LendingClub	01/13/21	16,520	15,447	15,229
173360905, 15.40%, 12/31/25	LendingClub	12/31/20	10,725	10,117	10,042
173377823, 19.95%, 01/04/26	LendingClub	01/04/21	13,198	12,498	12,222
173385054, 16.08%, 12/31/25	LendingClub	12/31/20	8,954	8,729	8,627
173397739, 18.24%, 01/04/26	LendingClub	01/04/21	11,036	10,590	10,373
173401158, 15.40%, 01/04/24	LendingClub	01/04/21	2,467	2,374	2,350
173410101, 14.02%, 01/04/26	LendingClub	01/04/21	13,550	13,465	13,252
173420765, 14.02%, 01/04/26 (b)	LendingClub	01/04/21	9,407	9,263	1,077
173421109, 14.02%, 01/04/24	LendingClub	01/04/21	8,124	7,868	7,778
173425721, 16.08%, 01/06/26	LendingClub	01/06/21	10,897	10,352	10,258
173428112, 18.24%, 01/04/26	LendingClub	01/04/21	9,192	8,995	8,788
173440757, 15.40%, 01/07/26	LendingClub	01/07/21	18,038	17,317	17,159
173452322, 20.74%, 01/04/26	LendingClub	01/04/21	11,018	10,990	10,664
173472479, 17.30%, 01/07/26	LendingClub	01/07/21	18,216	17,761	17,318
173480973, 19.95%, 01/29/24	LendingClub	01/29/21	8,254	7,676	7,592
173481448, 16.08%, 01/07/26	LendingClub	01/07/21	10,352	10,197	10,051
173534074, 14.02%, 01/07/24	LendingClub	01/07/21	8,251	7,879	7,819
173537826, 14.02%, 01/06/26	LendingClub	01/06/21	9,062	8,926	8,815
173555296, 13.33%, 01/07/24	LendingClub	01/07/21	8,108	7,824	7,745
173586675, 19.12%, 01/07/26	LendingClub	01/07/21	9,148	9,010	8,770
173715688, 17.24%, 01/13/26	LendingClub	01/13/21	10,928	10,546	10,350
173769503, 17.99%, 01/15/24	LendingClub	01/15/21	8,216	7,805	7,699
173916043, 12.74%, 01/25/24	LendingClub	01/25/21	4,047	3,804	3,787
174073400, 15.19%, 01/26/24	LendingClub	01/26/21	6,521	6,130	6,070
174167788, 13.24%, 02/01/24	LendingClub	02/01/21	8,018	7,537	7,495
174180131, 17.49%, 02/03/24	LendingClub	02/03/21	8,451	7,902	7,828
163208217, 30.99%, 01/16/23	LendingClub	01/30/20	2,342	2,342	2,359
164014273, 26.99%, 01/17/23	LendingClub	01/30/20	6,358	6,358	6,235
164149433, 26.99%, 01/15/25 (b)	LendingClub	01/30/20	23,787	23,787	20,178
164176192, 29.96%, 01/17/23	LendingClub	01/30/20	2,770	2,770	2,792
164233307, 30.99%, 01/13/23	LendingClub	01/30/20	13,943	13,943	14,032
164363032, 29.41%, 01/16/23	LendingClub	01/30/20	6,625	6,625	6,676
164446126, 30.99%, 01/13/23	LendingClub	01/30/20	4,425	4,425	4,485
164453124, 21.59%, 01/15/23	LendingClub	01/30/20	629	629	613

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
164454862, 23.31%, 01/14/23	LendingClub	01/30/20	5,302	5,302	5,166
164549323, 25.21%, 01/14/23	LendingClub	01/30/20	3,287	3,287	3,230
164570836, 23.31%, 01/13/25	LendingClub	01/30/20	9,014	9,014	8,775
164606713, 22.33%, 01/14/23	LendingClub	01/30/20	5,089	5,089	4,974
164641464, 19.99%, 01/16/23	LendingClub	01/30/20	1,813	1,813	1,769
164717993, 30.99%, 01/13/23	LendingClub	01/30/20	3,703	3,703	3,666
164756845, 21.59%, 01/13/23	LendingClub	01/30/20	5,240	5,240	5,106
164769043, 25.21%, 01/14/23	LendingClub	01/30/20	679	679	663
164791937, 29.41%, 01/14/25	LendingClub	01/30/20	22,892	22,892	22,121
164816754, 26.19%, 01/13/23	LendingClub	01/30/20	1,838	1,838	1,801
164848741, 30.99%, 01/14/23	LendingClub	01/30/20	3,346	3,346	3,368
164873178, 30.99%, 01/16/23	LendingClub	01/30/20	1,786	1,786	1,792
164916212, 30.99%, 01/15/23	LendingClub	01/30/20	3,967	3,967	4,013
164951573, 21.59%, 01/15/23	LendingClub	01/30/20	1,048	1,048	1,022
165027782, 30.99%, 01/17/23	LendingClub	01/30/20	2,789	2,789	2,810
165055308, 29.96%, 01/17/23	LendingClub	01/30/20	3,282	3,282	3,297
165058585, 30.99%, 01/17/23	LendingClub	01/30/20	11,012	11,012	10,950
165289957, 30.99%, 01/21/23	LendingClub	01/30/20	3,935	3,935	3,967
165446373, 17.29%, 01/24/23	LendingClub	01/30/20	3,902	3,902	3,829
160708165, 16.12%, 11/15/24	LendingClub	02/19/20	10,361	9,739	9,781
161523634, 17.74%, 11/08/22	LendingClub	03/04/20	6,336	5,979	6,125
161565701, 18.62%, 11/08/24	LendingClub	02/19/20	8,080	7,393	7,562
161657418, 18.62%, 11/12/24	LendingClub	02/19/20	11,018	10,192	10,324
161704640, 18.62%, 11/12/24	LendingClub	02/20/20	14,691	13,443	13,766
161741565, 16.95%, 11/15/24	LendingClub	02/19/20	14,523	13,724	13,697
161908462, 17.74%, 11/15/24	LendingClub	02/19/20	10,952	10,295	10,329
163899498, 11.71%, 12/31/22	LendingClub	01/16/20	2,296	2,252	2,215
164519373, 7.56%, 01/28/23	LendingClub	05/22/20	5,669	5,272	5,562
164775194, 11.02%, 01/28/25	LendingClub	02/19/20	14,509	13,964	13,763
164938162, 14.30%, 01/28/25	LendingClub	02/13/20	9,302	8,906	8,710
165204262, 25.65%, 01/28/23	LendingClub	07/24/20	3,243	2,724	3,104
165272177, 11.02%, 01/28/25	LendingClub	02/13/20	7,552	7,297	7,151
165285975, 28.80%, 02/04/25	LendingClub	02/19/20	12,338	11,521	11,661
165287847, 11.71%, 01/30/23	LendingClub	07/24/20	6,782	6,036	6,500
165469407, 10.33%, 01/28/25	LendingClub	02/14/20	10,161	9,805	9,638
165594779, 10.33%, 01/28/25	LendingClub	02/18/20	9,833	9,489	9,277
165603303, 20.55%, 02/04/25	LendingClub	02/14/20	1,933	1,819	1,842
165836621, 8.81%, 02/04/23	LendingClub	05/04/20	9,121	8,392	8,937
166595031, 17.74%, 02/12/23	LendingClub	07/24/20	1,078	982	1,033
166633377, 13.08%, 02/27/23	LendingClub	09/09/20	5,930	4,655	5,702
166645557, 17.74%, 02/14/23 (b)	LendingClub	03/05/20	9,378	8,792	1,122
166676755, 17.74%, 03/13/25	LendingClub	10/08/20	16,504	15,431	15,544
166959518, 20.55%, 02/25/23	LendingClub	09/09/20	5,096	3,848	4,818
167094451, 14.30%, 02/24/23	LendingClub	07/28/20	5,353	4,724	5,107
167190347, 13.08%, 02/24/23	LendingClub	07/27/20	2,065	1,900	1,994
167369199, 25.65%, 02/26/23	LendingClub	07/24/20	4,398	3,705	4,152
167374459, 15.24%, 02/26/23	LendingClub	09/02/20	793	714	764
167444034, 17.74%, 02/28/23	LendingClub	09/09/20	4,907	4,294	4,783
167464521, 11.71%, 02/27/23	LendingClub	09/02/20	7,737	6,925	7,472
167503134, 8.19%, 02/28/23	LendingClub	09/24/20	4,010	3,830	3,873
167523901, 16.95%, 03/09/23	LendingClub	09/02/20	3,377	2,988	3,229
167669367, 17.74%, 03/03/23	LendingClub	07/24/20	10,354	9,111	9,956
167750772, 0.00%, 03/04/23 (b)(c)	LendingClub	09/22/20	1,943	1,389	166
167903543, 7.02%, 03/06/23	LendingClub	06/15/20	2,631	2,381	2,576
167918460, 7.56%, 03/06/23	LendingClub	09/30/20	10,990	10,605	10,663
167943866, 8.19%, 03/09/23	LendingClub	06/29/20	1,251	1,163	1,225
168129697, 10.33%, 03/10/23	LendingClub	09/09/20	3,670	2,844	3,517

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
168130519, 13.08%, 03/10/23	LendingClub	07/24/20	1,940	1,770	1,867
168132569, 17.74%, 04/14/23	LendingClub	10/19/20	4,155	3,905	3,937
168172636, 18.62%, 04/14/23	LendingClub	10/15/20	5,066	4,661	4,771
168173979, 15.24%, 03/13/23	LendingClub	09/28/20	10,183	7,485	8,000
168183156, 7.56%, 03/11/23	LendingClub	06/12/20	3,328	3,095	3,258
168200504, 6.46%, 03/13/23	LendingClub	06/12/20	4,994	4,645	4,890
168220915, 20.55%, 04/14/25	LendingClub	10/07/20	17,252	15,872	16,105
168254213, 15.24%, 03/13/23	LendingClub	09/22/20	7,998	5,839	6,562
168266031, 7.02%, 03/13/23	LendingClub	10/01/20	3,749	3,618	3,684
168274051, 10.33%, 03/13/25	LendingClub	10/07/20	7,529	7,040	7,099
168303877, 11.02%, 03/13/23	LendingClub	09/22/20	2,529	1,827	1,967
168306633, 8.81%, 03/16/23	LendingClub	06/15/20	5,148	4,762	5,043
168345597, 14.30%, 03/17/23	LendingClub	07/28/20	2,211	1,957	2,118
168365641, 8.81%, 03/16/23	LendingClub	07/24/20	5,329	4,956	5,217
168393982, 17.74%, 03/17/23	LendingClub	10/01/20	2,922	2,747	2,781
168429535, 0.00%, 03/17/23 (b)(c)	LendingClub	09/25/20	21,624	15,785	1,952
168556628, 23.05%, 03/19/23	LendingClub	07/27/20	1,765	1,430	1,682
168568136, 15.24%, 03/24/25	LendingClub	10/19/20	17,045	15,937	16,098
168602126, 14.30%, 04/14/23	LendingClub	10/29/20	6,168	5,829	5,896
168607697, 17.74%, 04/27/23	LendingClub	10/22/20	3,560	3,346	3,394
168615219, 16.95%, 04/15/23	LendingClub	10/20/20	5,016	4,715	4,770
168640072, 28.80%, 04/14/25	LendingClub	10/19/20	8,950	8,055	8,151
168652487, 14.30%, 04/14/23	LendingClub	10/19/20	6,966	6,618	6,672
168657591, 18.62%, 03/27/23	LendingClub	10/19/20	1,706	1,553	1,616
Total Whole Loans				980,021	950,579

BRIDGE LOANS - 55.8%
Real Estate Loans - 55.8% (a)(d)
39028, 8.75%, 04/30/22	Fund That Flip	04/01/21	50,000	50,000	49,056
39301, 9.50%, 05/26/22	Fund That Flip	03/31/21	50,000	50,000	49,037
39333, 8.50%, 04/15/22	Fund That Flip	08/31/21	30,000	30,000	29,893
39753, 9.00%, 01/15/22 (b)	Fund That Flip	03/24/21	50,000	50,000	50,089
40623, 8.25%, 12/02/21	Fund That Flip	03/25/21	50,000	50,000	48,805
40671, 8.75%, 09/19/22	Fund That Flip	03/29/21	50,000	50,000	49,272
40785, 8.25%, 11/25/21	Fund That Flip	03/29/21	50,000	50,000	48,726
40833, 8.75%, 03/18/22	Fund That Flip	04/22/21	36,000	36,000	35,333
40969, 9.00%, 10/05/22 (b)	Fund That Flip	04/09/21	50,000	50,000	50,480
41131, 8.50%, 11/26/21	Fund That Flip	03/25/21	50,000	50,000	48,674
41154, 8.50%, 03/12/22	Fund That Flip	03/24/21	50,000	50,000	48,990
41159, 8.50%, 03/11/22	Fund That Flip	03/29/21	58,000	58,000	56,852
41164, 8.50%, 04/14/22	Fund That Flip	04/23/21	30,000	30,000	29,492
41250, 10.00%, 10/27/21 (b)	Fund That Flip	07/19/21	40,000	40,000	40,451
41289, 8.50%, 03/22/22	Fund That Flip	03/29/21	50,000	50,000	49,011
41515, 9.25%, 06/23/22	Fund That Flip	08/16/21	30,000	30,000	29,829
41539, 8.75%, 12/30/21	Fund That Flip	04/06/21	50,000	50,000	48,776
41598, 8.75%, 01/20/22	Fund That Flip	05/06/21	30,000	30,000	29,396
41615, 8.25%, 01/05/22	Fund That Flip	04/14/21	30,000	30,000	29,373
41663, 9.50%, 04/02/22	Fund That Flip	04/06/21	30,000	30,000	29,391
41710, 9.25%, 04/15/22	Fund That Flip	04/22/21	35,000	35,000	34,358
41711, 9.50%, 04/02/22	Fund That Flip	04/06/21	30,000	30,000	29,392
41746, 8.50%, 01/12/22	Fund That Flip	04/22/21	35,000	35,000	34,275
41751, 9.00%, 04/07/22	Fund That Flip	04/09/21	50,000	50,000	49,047
41783, 8.50%, 10/13/21 (b)	Fund That Flip	04/23/21	30,000	30,000	30,316
41923, 10.00%, 12/10/21 (b)	Fund That Flip	07/19/21	40,000	40,000	40,451
42127, 8.75%, 04/30/22	Fund That Flip	05/06/21	30,000	30,000	29,503
42370, 10.00%, 11/11/21	Fund That Flip	07/08/21	35,000	35,000	34,461
42375, 9.00%, 07/15/22	Fund That Flip	09/30/21	30,000	30,000	30,000

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
42887, 8.50%, 07/09/22	Fund That Flip	07/19/21	40,000	40,000	39,693
43028, 8.75%, 07/29/22	Fund That Flip	08/16/21	30,000	30,000	29,844
43347, 8.75%, 08/03/22	Fund That Flip	08/16/21	30,000	30,000	29,848
184333436, 9.00%, 01/01/22 (b)	Patch of Land	01/02/20	25,000	25,000	24,994
184333602, 9.00%, 01/01/22	Patch of Land	01/16/20	25,000	25,000	24,994
184333907, 8.75%, 06/01/22	Patch of Land	02/10/20	20,000	20,000	19,996
184333908, 9.00%, 06/01/22	Patch of Land	02/10/20	15,000	15,000	14,996
184333924, 9.20%, 06/01/22	Patch of Land	02/11/20	25,000	25,000	24,994
184333925, 9.00%, 06/01/22	Patch of Land	02/11/20	25,000	25,000	24,994
184333926, 9.20%, 06/01/22 (b)	Patch of Land	02/11/20	25,000	25,000	22,654
184333968, 9.20%, 06/01/22 (b)	Patch of Land	02/14/20	25,000	25,000	22,654
184334431, 10.50%, 04/01/22	Patch of Land	05/26/20	9,000	9,000	8,998
184334463, 10.50%, 12/01/21	Patch of Land	06/03/20	15,000	15,000	13,831
184335020, 9.20%, 02/01/22	Patch of Land	01/04/21	10,000	10,000	9,983
184335040, 8.75%, 04/01/22	Patch of Land	01/12/21	21,000	21,000	20,994
184335067, 9.10%, 12/01/21	Patch of Land	01/19/21	30,000	30,000	29,987
184335088, 9.30%, 09/01/22	Patch of Land	01/29/21	34,225	34,225	34,211
184335254, 11.00%, 05/01/22	Patch of Land	08/27/21	7,500	7,500	7,491
17406, 11.00%, 06/30/22 (b)	Sharestates	01/02/20	25,000	25,000	21,428
17409, 10.00%, 11/30/21	Sharestates	01/02/20	25,000	25,000	24,822
17462, 10.50%, 07/31/22 (b)	Sharestates	01/16/20	30,000	30,000	26,208
17463, 9.00%, 02/28/22	Sharestates	01/16/20	28,000	28,000	27,882
17920, 8.00%, 09/30/25	Sharestates	02/11/20	25,000	25,000	24,862
17921, 9.00%, 07/31/22 (b)	Sharestates	02/11/20	25,000	25,000	22,285
17922, 9.00%, 08/31/22 (b)	Sharestates	02/11/20	25,000	25,000	24,700
17923, 8.50%, 12/31/21	Sharestates	02/11/20	25,000	25,000	24,866
18070, 8.75%, 12/31/21	Sharestates	02/24/20	30,000	30,000	29,842
18773, 9.00%, 01/31/22	Sharestates	07/01/20	25,000	25,000	24,930
18833, 8.75%, 08/31/22 (b)	Sharestates	07/17/20	25,000	25,000	24,841
19048, 9.25%, 12/31/21	Sharestates	09/28/20	30,000	30,000	29,893
19138, 9.00%, 10/31/21	Sharestates	10/23/20	20,000	20,000	19,896
19223, 10.00%, 11/30/21	Sharestates	11/18/20	30,000	30,000	29,838
19234, 9.50%, 08/31/22 (b)	Sharestates	11/20/20	30,000	30,000	27,967
19238, 10.00%, 08/31/22 (b)	Sharestates	11/24/20	30,000	30,000	28,047
19356, 9.00%, 12/31/21	Sharestates	12/29/20	10,000	10,000	9,976
19403, 8.75%, 06/30/22	Sharestates	01/07/21	30,000	30,000	30,071
19434, 9.00%, 09/30/25 (b)	Sharestates	01/19/21	20,000	20,000	18,520
19476, 8.75%, 01/31/22	Sharestates	01/21/21	30,000	30,000	29,968
19585, 9.00%, 08/31/22	Sharestates	02/18/21	25,000	25,000	25,094
19675, 9.25%, 01/31/22	Sharestates	03/09/21	31,000	31,000	30,994
19681, 8.75%, 12/31/21	Sharestates	03/12/21	23,000	23,000	23,009
19682, 8.75%, 09/30/25	Sharestates	03/12/21	40,000	40,000	39,866
19683, 9.25%, 12/31/21	Sharestates	03/12/21	45,000	45,000	45,029
19684, 10.50%, 02/28/22	Sharestates	03/12/21	45,000	45,000	45,003
19685, 9.25%, 12/31/21	Sharestates	03/12/21	15,000	15,000	15,010
19690, 9.00%, 08/31/22	Sharestates	03/12/21	45,000	45,000	45,184
19711, 11.00%, 06/30/22 (b)	Sharestates	03/17/21	40,000	40,000	37,137
19843, 11.00%, 04/30/22	Sharestates	04/12/21	23,000	23,000	23,031
19845, 11.00%, 04/30/22	Sharestates	04/12/21	23,000	23,000	23,031
19965, 10.00%, 12/31/21 (b)	Sharestates	04/30/21	35,000	35,000	34,686
20007, 9.00%, 05/31/22	Sharestates	05/13/21	32,000	32,000	32,122
20123, 11.00%, 04/30/22	Sharestates	06/10/21	10,000	10,000	9,962
20164, 10.00%, 09/30/25	Sharestates	06/24/21	15,000	15,000	14,891
20206, 11.00%, 04/30/22	Sharestates	06/29/21	10,000	10,000	9,973
20207, 11.00%, 04/30/22	Sharestates	06/29/21	20,000	20,000	19,947
20208, 10.00%, 02/28/22	Sharestates	06/29/21	35,000	35,000	34,975
20327, 9.25%, 01/31/22	Sharestates	07/28/21	37,000	37,000	36,911

AlphaCentric Prime Meridian Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2021

	Platform	Original Acquisition Date	Principal Amount	Cost	Fair Value
20347, 9.00%, 07/31/22	Sharestates	07/30/21	35,000	35,000	34,958
20381, 8.75%, 01/31/22	Sharestates	08/06/21	25,000	25,000	24,952
20403, 9.00%, 08/31/22	Sharestates	08/20/21	29,000	29,000	28,967
20454, 9.50%, 08/31/22	Sharestates	09/07/21	50,000	50,000	49,937
Total Bridge Loans				2,796,725	2,753,396

OTHER LOAN INVESTMENTS - 12.5%
Private Investment Funds - 12.5% (a)(e)
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 11.50% (f)	MoneyLion	02/14/20	250,000	250,000	257,109
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 10.50% (g)	MoneyLion	03/12/21	300,000	300,000	308,403
Invest in America Credit Fund 1, LLC, Series PM Class B Member, 10.50% (h)	MoneyLion	09/30/21	50,000	50,000	50,227
Total Other Loan Investments				600,000	615,739

Total Investments - 87.6%				4,376,746	4,319,714

Other Assets in Excess of Liabilities - 12.4%					611,394

TOTAL NET ASSETS - 100.0%					$4,931,108

(a)	Fair valued by a third party pricing service using unobservable inputs and subject to review by AlphaCentric Advisors LLC (the “Advisor”) pursuant to policies approved by the Board of Trustees of the Fund.

(b)	Past-due loan.

(c)	Non-income producing.

(d)	Short-term loans backed by single-family, multi-family and commercial properties.

(e)	Underlying holdings are comprised of consumer loans.

(f)	The investment has a two-year lock-up period expiring on February 14, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

(g)	The investment has a one-year lock-up period expiring on March 12, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

(h)	The investment has a one-year lock-up period expiring on October 1, 2022, after which the Fund may redeem its investment by submitting a redemption request in accordance with Invest in America Credit Fund 1, LLC’s redemption request procedures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and the Board of Trustees of AlphaCentric Prime Meridian Income Fund:

Opinion on the Schedule of Investments

We have audited the accompanying schedule of investments of AlphaCentric Prime Meridian Income Fund (the "Fund"), as of September 30, 2021, and the related notes (the "schedule") (included in Item 6 of this Form N-CSR). In our opinion, the schedule presents fairly, in all material respects, the investments of the Fund as of September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the schedule, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedule. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedule. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA

November 23, 2021

We have served as the auditor of the Fund since 2019.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the AlphaCentric Prime Meridian Income Fund (“Fund”), which delegate the responsibility for voting proxies to the AlphaCentric Advisors LLC (“Advisor”) or its designee, subject to the Board’s continuing oversight. The Policies require that the Advisor or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Advisor has delegated proxy voting duties to the Prime Meridian Capital Management, LLC (“Prime Meridian” or “Sub-Advisor”).

Sub-Advisor Proxy Voting Policies and Procedures

The SEC has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Company provides investment advisory services to investment funds and may invest the assets of these funds in securities issued by public and private issuers. When applicable, the Company has delegated authority to vote proxies relating to such securities on behalf of the Funds it manages.

The Company’s Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policy”). These decisions may be delegated to one or more portfolio managers. The Investment Committee will designate the individual responsible for the actual voting of proxies in a timely manner.

An important element of the Policy is that, while voting on all proxies should be considered, voting on every proxy or all issues presented in a given proxy is not required by the Policy, unless refraining from such a vote would be inconsistent with the economic best interests of the Funds and accounts. Some issues presented for a vote of security holders may not be relevant to the voting objectives of the Policy, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

The Policy attempts to generalize a complex subject. The Company may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Investment Committee or the CCO.

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds managed by the Company, as determined by the Company in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;

●	the anticipated costs and benefits associated with the proposal;

●	the effect on liquidity; and

●	customary industry and business practices.

Specific Voting Policies

Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, when a determination has been made to vote a proxy, the Company will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Company’s opinion, such recommendation is not in the best interests of the investing Funds or accounts.

Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”). Non-routine proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. Board Members

a.	Term Limits. The Company will generally vote for proposals to require a reasonable retirement age (e.g., 72) for Board members, and will vote on a case-by-case basis on proposals to attempt to limit tenure.

b.	Replacement. The Company will generally vote against proposals that make it more difficult to replace Board members, including proposals:

•	to stagger the Board;

•	to overweight Management representation on the Board;

•	to introduce cumulative voting (cumulative voting allows the Owners to “stack” votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

•	to introduce unequal voting rights;

•	to create supermajority voting; or

•	to establish pre-emptive rights.

c.	Liability and Indemnification. In order to promote accountability, the Company will generally vote against proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

d.	Ownership Issues. The Company will generally vote for proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management’s interests with the interests of the company’s Owners. However, the Company will generally vote against proposals for stock options or other compensation that grant an ownership interest for Management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. Compensation, Fees and Expenses

In general, the Company will vote against proposals to increase compensation, fees or expenses to be paid to the company’s Owners, unless the Company determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

3. Voting Rights

The Company will generally vote against proposals:

•	to introduce unequal voting or dividend rights among the classes;

•	to change the amendment provisions of a company’s charter documents by removing Owner approval requirements;

•	to require supermajority (⅔) approval for votes rather than a simple majority (½);

•	to restrict the Owners’ right to act by written consent; or

•	to restrict the Owners’ right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Company will generally vote for proposals that eliminate any of the foregoing rights or requirements.

4. Takeover Defenses and Related Actions

The Company will generally vote against any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including “poison pills”. Examples of “poison pills” include:

•	large increases in the amount of stock authorized but not issued;

•	blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

•	compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or “golden parachutes”;

•	fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

•	greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Company will generally vote for proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

•	require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

•	to opt out of state anti-takeover laws deemed by the Company to be detrimental.

The Company will generally vote on a case-by-case basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. Reincorporation

The Company will generally vote for a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. Debt Issuance and Pledging of Assets for Debt

The Company will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a case-by-case basis, taking into consideration relevant factors, including, for example:

•	the potential increase in the company’s outstanding interests or shares, if any (e.g., convertible bonds); and

•	the potential increase in the company’s capital, if any, over the current outstanding capital.

7. Mergers or Acquisitions

The Company will vote proxies relating to mergers or acquisitions on a case-by-case basis, but will generally vote for any proposals that the Company believes will offer fair value to its clients.

8. Termination or Liquidation of the Company

The Company will vote proxies relating to the termination or liquidation of a company on a case-by-case basis, taking into consideration one or more of the following factors:

•	terms of liquidation;

•	past performance of the company; and

•	strategies employed to save the company.

9. Social & Environmental Issues and Corporate Responsibility

The Company will vote proxies relating to social and environmental issues on a case-by-case basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Company will generally vote against any proposals that place arbitrary restrictions on the company’s ability to invest, market, enter into contractual arrangements or conduct other activities. The Company will also generally vote against proposals:

•	to bar or restrict charitable contributions; or

•	to limit corporate political activities.

10. All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

Abstaining from Voting or Affirmatively Not Voting

In certain circumstances, the Company will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Company determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Company will consider various factors, including, but not limited to:

1.	the relative costs and benefits associated with exercising the proxy;

2.	any legal restrictions on trading resulting from the exercise of a proxy;

3.	whether the Company has sold the underlying securities since the record date for the proxy;

4.	the relationship between the voting issue and the enhancement or preservation of an investment’s value; and

5.	whether the objectives of the Policy are more or less likely to be realized by voting a security.

The Company will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Company or its affiliates, on the other hand. If the Company determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Company will address matters involving such conflicts of interest as follows:

1.	If a proposal is addressed by the specific policies herein, the Company will vote in accordance with such policies;

2.	If the Company believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Company will be subject to the requirements of C or D below, as applicable;

3.	If the proxy proposal is (a) not addressed by the specific policies or (b) requires a case-by-case determination by the Company, the Company may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Company’s own interest in the matter (i.e., against the perceived or actual conflict). The Company will memorialize the rationale of such vote in writing; and

4.	If the proxy proposal is (a) not addressed by the specific policies or (2) requires a case-by-case determination by the Company, and the Company believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Company must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds of the conflict of interest and obtain majority consent to vote the proxy as recommended by the Company; or (d) obtain approval of the decision from the Company’s CCO and third party Legal Advisors.

Procedures for the Proxies

The Investment Committee will be responsible for determining whether the Company will exercise its authority to vote a proxy and whether each proxy is for a “routine” matter or not, as described above. When a determination has been made to vote a proxy, all proxies identified as “routine” will be voted in accordance of the Policies. Any proxies that are not clearly “routine” will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies.

In the event the Company determines that the investing Funds should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Company will submit the proxy to such third party or committee for a decision.

Record of Proxy Voting

The CCO, or their designee, will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The CCO, or their designee, will maintain records related to each proxy. The Company will maintain a record of each written request from an investor in a Fund for proxy voting information and the Company’s written response to any request (oral or written) from an investor in a Fund for proxy voting information.

The CCO, or their designee, will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Mr. Davis has been a Principal and Portfolio Manager of Prime Meridian since 2012, and serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. As a seasoned industry veteran and skilled portfolio manager, Mr. Davis applies his knowledge, conservative management principles, and hands on expertise to the day-to-day management of private funds advised by Prime Meridian. Mr. Davis has also been a principal of Novus Investments, LLC, a boutique alternative investment management firm since 2004, and was previously the #1 ranked futures trader in the U.S. for performance over both a 5 and a 7 year period. Mr. Davis is also a recognized speaker in the marketplace lending institutional investing space featured at: Bloomberg, LendIt, Wall Street Journal, China Credit Conference, American Bankers Association, Forbes, IMN, and LendAcademy.

Compensation of Portfolio Manager

Prime Meridian is paid by the Advisor, not the Fund. The portfolio manager receives a salary plus a bonus based on the profits of Prime Meridian.

Portfolio Manager Ownership of Fund Shares

As of September 30, 2021, Mr. Davis owned Fund shares with a value of $500,001-$1,000,000.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating a Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The Advisor, Sub-Advisor and the Fund have each adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of September 30, 2021, the portfolio manager of the Fund was responsible for the management of the following other accounts (in addition to the Fund):

Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Don Davis	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 0 Assets: $0	Number: 6 Assets: $264,663,356	Number: 0 Assets: $0	Number: 0 Assets: $0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 04/01/21-04/30/21	0	$0	0	$0
Month #2 05/01/21-05/31/21	0	$0	0	$0
Month #3* 06/01/21-06/30/21	0	$0	0	$0
Month #4 07/01/21-07/31/21	0	$0	0	$0
Month #5 08/01/21-08/31/21	0	$0	0	$0
Month #6** 09/01/21-09/30/21	26,042	$9.60	26,042	$259,046
Total	26,042	$9.60	26,042	$259,046

*	The Fund issued a repurchase offer on May 31, 2021. The repurchase offer enabled up to 25,126 shares to be redeemed by shareholders. No shares were repurchased or paid out. The repurchase offer expired on June 25, 2021.

**	The Fund issued a repurchase offer on August 30, 2021. The repurchase offer enabled up to 26,984 shares to be redeemed by shareholders. The repurchase shares were paid out at the October 8, 2021 net asset value per share. The repurchase offer expired on September 24, 2021.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed December 10, 2020.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AlphaCentric Prime Meridian Income Fund

By: ____/s/ George F. Amrhein, Jr.

George F. Amrhein, Jr., President

(Principal Executive Officer)

Date: __January 3, 2022_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: ____/s/ George F. Amrhein, Jr.

George F. Amrhein, Jr., President

(Principal Executive Officer)

Date: ___January 3, 2022______

By: ___/s/ Peter Lowden

Peter Lowden, Treasurer

(Principal Financial Officer)

Date: __ January 3, 2022________